Exhibit 21.01

Entity Name	Domestic Jurisdiction	Formation Date	Federal Tax ID
Alta Vista SunTower, LLC	Delaware	02-26-2008	26-2374411
Arthur Kill Gas Turbines LLC	Delaware	12-05-2007	26-1520660
Arthur Kill Power LLC	Delaware	03-11-1999	41-1937469
Astoria Gas Turbine Power LLC	Delaware	03-11-1999	41-1937470
Avenal Solar Holdings LLC	Delaware	01-01-2010	27-0215580
Bayou Cove Peaking Power, LLC	Delaware	09-11-2000	36-4498942
Berrians I Gas Turbine Power LLC	Delaware	06-04-2001	41-2008755
Big Cajun I Peaking Power LLC	Delaware	07-28-2000	41-1984052
Big Cajun II Unit 4 LLC	Delaware	09-14-2001	41-2018822
Big Rock SunTower, LLC	Delaware	11-27-2007	26-2397652
bioNRG Tonawanda Inc.	Delaware	12-18-2007	26-1598083
Bluewater Nautilus, LLC	Delaware	09-14-2009	27-1436253
Bluewater Wind Delaware LLC	Delaware	09-18-2006	20-5760002
Bluewater Wind Maryland LLC	Delaware	10-19-2007	27-1436423
Bluewater Wind New Jersey Energy LLC	Delaware	12-03-2007	27-1436369
Blythe Green LLC	Delaware	07-31-2009	27-2869099
Cabrillo Power I LLC	Delaware	12-11-1998	76-0595964
Cabrillo Power II LLC	Delaware	12-11-1998	76-0595963
Camas Power Boiler Limited Partnership	Oregon	02-06-1990	93-1025546
Camas Power Boiler, Inc.	Oregon	02-06-1990	93-1025544
Carbon Management Solutions LLC	Delaware	03-29-2010	27-2238021
Carlsbad Energy Center LLC	Delaware	08-14-2007	26-0731286
Chickahominy River Energy Corp.	Virginia	06-02-1988	13-3469941
Clean Edge Energy LLC	Delaware	03-30-2010	27-2244275
Cody SunTower, LLC	Delaware	10-16-2008	26-3573004
Commonwealth Atlantic Power LLC	Delaware	07-16-2001	41-2013264
Conemaugh Fuels, LLC	Delaware	07-12-2002	13-4210287
Conemaugh Power LLC	Delaware	05-08-2000	41-1973743
Connecticut Jet Power LLC	Delaware	07-30-1999	41-1949386
Continental Energy, LLC	Arizona	09-11-2009	90-0609459
Cottonwood Development LLC	Delaware	12-28-1999	52-2220177
Cottonwood Energy Company LP	Delaware	06-13-2000	76-0635621
Cottonwood Generating Partners I LLC	Delaware	03-03-2000	76-0635620
Cottonwood Generating Partners II LLC	Delaware	03-03-2000	52-2236732
Cottonwood Generating Partners III LLC	Delaware	03-03-2000	52-2236738

Cottonwood Technology Partners LP	Delaware	11-29-2000	76-0669423
Desert View SunTower, LLC	Delaware	02-26-2008	26-2397883
Devon Power LLC	Delaware	07-30-1999	41-1949385
Dunkirk Power LLC	Delaware	03-10-1999	41-1937466
Eastern Sierra Energy Company	California	03-28-1988	33-0299028
El Mirage Energy, LLC	Arizona	11-23-2010	45-2176092
El Segundo Energy Center II LLC	Delaware	04-26-2011	45-2043165
El Segundo Energy Center LLC	Delaware	02-26-2008	26-2075294
El Segundo Power II LLC	Delaware	11-14-2000	76-0663675
El Segundo Power, LLC	Delaware	11-25-1997	41-1893999
Elbow Creek Wind Project LLC	Texas	01-18-2007	26-0765836
Energy Investors Fund, L.P.	Delaware	01-06-1988	04-2994208
Energy National, Inc.	Utah	09-13-1984	87-0413354
Energy Protection Insurance Company	Vermont	06-29-2010	27-3660148
Enifund, Inc.	Utah	04-22-1988	87-0459854
Enigen, Inc.	Utah	08-17-1987	87-0449760
ESOCO Molokai, Inc.	Utah	02-06-1990	93-1022167
ESOCO, Inc.	Utah	02-01-1989	87-0463636
Fairmont SunTower, LLC	Delaware	02-26-2008	26-2398612
GCE Holding LLC	Connecticut	02-13-2009	26-4317212
GCP Funding Company, LLC	Delaware	10-18-2004	02-0732615
GenConn Devon LLC	Connecticut	07-23-2008	—
GenConn Energy LLC	Connecticut	01-30-2008	26-2589018
GenConn Middletown LLC	Connecticut	07-23-2008	—
Gladstone Power Station Joint Venture	Australia	03-30-1994	98-0152596
Granite II Holding, LLC	Delaware	07-16-1999	22-3685720
Granite Power Partners II, L.P.	Delaware	01-31-1996	22-3419844
Green Mountain Energy Company	Delaware	03-03-1999	—
Hanover Energy Company	California	11-15-1988	33-0334380
Huntley IGCC LLC	Delaware	06-23-2006	20-5080480
Huntley Power LLC	Delaware	03-10-1999	41-1937468
Indian River IGCC LLC	Delaware	06-23-2006	20-5080561
Indian River Operations Inc.	Delaware	05-08-2000	41-1973349
Indian River Power LLC	Delaware	05-08-2000	41-1973747
Ivanpah Master Holdings, LLC	Delaware	02-23-2011	45-1827140
Ivanpah Project I Holdings, LLC	Delaware	02-23-2011	45-1828019
Ivanpah Project II Holdings, LLC	Delaware	02-23-2011	45-1828344

Ivanpah Project III Holdings, LLC	Delaware	02-23-2011	45-1828638
Jackson Valley Energy Partners, L.P.	California	05-21-1991	68-0249058
James River Power LLC	Delaware	07-16-2001	41-2013263
Kaufman Cogen LP	Delaware	05-24-1999	76-0606757
Keystone Fuels, LLC	Delaware	10-24-2000	25-1885290
Keystone Power LLC	Delaware	05-08-2000	41-1973744
Kraftwerk Schkopau Betriebsgesellschaft mbH	Germany	12-10-1993	98-0152597
Kraftwerk Schkopau GbR	Germany	09-01-1992	98-0152651
Lake Erie Properties Inc.	Delaware	04-07-2006	20-5821703
Lambique Beheer B.V.	Netherlands	01-06-1977	98-0173523.
Langford Wind Power, LLC	Texas	10-16-2007	26-4418527
Long Beach Generation LLC	Delaware	02-04-1998	41-1899713
Long Beach Peakers LLC	Delaware	02-09-2007	20-8427305
Long Beach Power LLC	Delaware	12-21-2006	20-8355015
Longhorn Energy, LLC	Arizona	04-14-2010	27-3632585
Louisiana Generating LLC	Delaware	06-14-1996	41-1870498
LSP-Nelson Energy, LLC	Delaware	03-01-1999	22-3641212
Meriden Gas Turbines LLC	Delaware	12-20-2000	41-1991989
Middletown Power LLC	Delaware	07-30-1999	41-1949384
Monster Energy, LLC	Arizona	04-14-2010	27-3443367
Montville IGCC LLC	Delaware	06-23-2006	20-5080863
Montville Power LLC	Delaware	07-30-1999	41-1949383
Natural Gas Repowering LLC	Delaware	02-24-2011	27-5174427
NEO Chester-Gen LLC	Delaware	07-13-2000	41-1980236
NEO Corporation	Minnesota	05-27-1993	41-1753235
NEO Freehold-Gen LLC	Delaware	07-13-2000	41-1980237
NEO Power Services Inc.	Delaware	04-11-2000	23-3043507
Netherlands Holdco	Netherlands	01-01-1111	—
New Genco GP, LLC	Delaware	07-26-2004	02-0732611
New Jersey Power Development LLC	Delaware	12-09-2009	27-1739287
NINA Construction LLC	Delaware	11-23-2009	27-1374341
NINA Investments Holdings LLC	Delaware	04-09-2010	27-2330744
NINA Modularization LLC	Delaware	11-23-2009	27-1374392
NINA Nuclear Training LLC	Delaware	11-23-2009	27-1374461
NINA Steel Investments LLC	Delaware	04-22-2010	27-2424814
NINA Texas 3 LLC	Delaware	02-28-2008	26-2094997
NINA Texas 4 LLC	Delaware	02-28-2008	26-2095092

Norwalk Power LLC	Delaware	07-30-1999	41-1949381
NRG Affiliate Services Inc.	Delaware	01-11-2000	41-1960764
NRG Alta Vista LLC	Delaware	02-17-2009	26-4322511
NRG Artesian Energy LLC	Delaware	03-30-2010	27-2243660
NRG Arthur Kill Operations Inc.	Delaware	04-29-1999	41-1939116
NRG Asia-Pacific, Ltd.	Delaware	04-23-1993	98-0138856
NRG Astoria Gas Turbine Operations Inc.	Delaware	04-29-1999	41-1939115
NRG Astoria Power LLC	Delaware	04-21-2008	26-2463416
NRG Audrain Generating LLC	Delaware	10-21-1999	56-2165136
NRG Audrain Holding LLC	Delaware	06-06-2001	41-2008837
NRG Bayou Cove LLC	Delaware	09-10-2001	41-2016940
NRG Bluewater Holdings LLC	Delaware	10-27-2009	27-1204315
NRG Bluewater Wind Great Lakes LLC	Delaware	02-23-2010	27-1972640
NRG Bluewater Wind Maine LLC	Delaware	02-02-2011	27-4810248
NRG Bluewater Wind Massachusetts LLC	Delaware	02-17-2011	27-5061839
NRG Bluewater Wind New York LLC	Delaware	02-23-2010	27-1972711
NRG Bourbonnais Equipment LLC	Delaware	12-07-2001	41-2022362
NRG Bourbonnais LLC	Illinois	03-02-2000	36-4350845
NRG Brazos Valley GP LLC	Delaware	05-24-2001	41-2007665
NRG Brazos Valley LP LLC	Delaware	05-24-2001	41-2007664
NRG Cabrillo Power Operations Inc.	Delaware	04-19-1999	41-1938132
NRG Cadillac Inc.	Delaware	04-15-1997	41-1880434
NRG Cadillac Operations Inc.	Delaware	08-15-1997	41-1910726
NRG California Peaker Operations LLC	Delaware	05-20-2003	20-0088453
NRG Capital II LLC	Delaware	04-22-2002	68-0500326
NRG Caymans Company	Cayman Islands	12-07-1999	—
NRG Caymans-C	Cayman Islands	12-09-1999	—
NRG Caymans-P	Cayman Islands	12-09-1999	—
NRG Cedar Bayou Development Company, LLC	Delaware	07-25-2007	260601018
NRG CleanTech Investments LLC	Delaware	12-03-2010	27-4204223
NRG Coal Development Company LLC	Delaware	02-08-2008	26-1948635
NRG ComLease LLC	Delaware	10-03-2000	41-1985255
NRG Common Stock Finance I LLC	Delaware	07-31-2006	20-5303763
NRG Common Stock Finance II LLC	Delaware	07-31-2006	20-5303766
NRG Connecticut Affiliate Services Inc.	Delaware	09-23-1999	41-1952333
NRG Connecticut Peaking Development LLC	Delaware	01-24-2008	26-1892200
NRG Construction LLC	Delaware	07-05-2007	26-0496159

NRG Development Company Inc.	Delaware	08-30-1999	41-1959656
NRG Devon Operations Inc.	Delaware	08-23-1999	41-1950239
NRG Dunkirk Operations Inc.	Delaware	04-29-1999	41-1939114
NRG El Segundo Operations Inc.	Delaware	01-20-1998	41-1929997
NRG Electricity Sales Princeton LLC	Delaware	11-13-2009	27-1345886
NRG Energy Center Dover LLC	Delaware	07-12-2000	41-1980179
NRG Energy Center Harrisburg LLC	Delaware	04-25-2000	41-1972448
NRG Energy Center HCEC LLC	Delaware	09-23-2009	27-1018839
NRG Energy Center Minneapolis LLC	Delaware	10-27-1999	41-1957382
NRG Energy Center Paxton LLC	Delaware	04-25-2000	41-1972450
NRG Energy Center Phoenix LLC	Delaware	12-10-1999	86-0978745
NRG Energy Center Pittsburgh LLC	Delaware	10-25-1999	41-1957384
NRG Energy Center Princeton LLC	Delaware	11-13-2009	27-1345963
NRG Energy Center San Diego LLC	Delaware	10-27-1999	41-1957379
NRG Energy Center San Francisco LLC	Delaware	07-30-1991	34-1685955.
NRG Energy Center Smyrna LLC	Delaware	12-20-2001	26-0035999
NRG Energy Center Tucson LLC	Arizona	09-08-2000	80-0009093
NRG Energy Jackson Valley I, Inc.	California	04-10-1991	68-0249171
NRG Energy Jackson Valley II, Inc.	California	04-10-1991	68-0249172
NRG Energy Labor Services LLC	Delaware	03-02-2011	27-5345464
NRG Energy Services Group LLC	Delaware	10-28-2010	27-3915519
NRG Energy Services LLC	Delaware	12-24-2002	41-1978725
NRG Energy, Inc.	Delaware	05-29-1992	41-1724239
NRG Equipment Company LLC	Nevada	09-19-2007	26-1132757
NRG EV Services LLC	Delaware	10-06-2010	27-3632157
NRG Gas Development Company, LLC	Delaware	07-25-2007	26-0600917
NRG Gaskell LLC	Delaware	02-17-2009	26-4322598
NRG Generation Holdings, Inc.	Delaware	11-22-2004	20-1911335
NRG Gladstone Operating Services Pty Ltd	Australia	09-23-1993	—
NRG Granite Acquisition LLC	Delaware	11-03-2000	41-1990640
NRG Harrisburg Cooling LLC	Delaware	01-30-2007	20-8354920
NRG Holdings, Inc.	Delaware	05-17-2007	26-0207189
NRG Huntley Operations Inc.	Delaware	04-29-1999	41-1939118
NRG Ilion Limited Partnership	Delaware	11-09-1990	36-3783670
NRG Ilion LP LLC	Delaware	07-10-2001	41-2016939
NRG International II Inc.	Delaware	12-04-1997	41-1893527
NRG International III Inc.	Delaware	11-17-2000	41-1988391

NRG International LLC	Delaware	10-21-1992	41-1744096
NRG Kaufman LLC	Delaware	12-11-2000	74-2982419
NRG Latin America Inc.	Delaware	08-18-1997	41-1910733
NRG LC Facility Company LLC	Delaware	06-09-2010	27-2934905
NRG Limestone 3, LLC	Delaware	02-08-2008	26-1948742
NRG Maintenance Services LLC	Delaware	12-21-2006	20-8088165
NRG Merger Sub, Inc.	Delaware	05-17-2007	26-0524114
NRG Mesquite LLC	Delaware	12-11-2000	74-2982421
NRG Mextrans Inc.	Delaware	09-21-1999	41-1951078
NRG MidAtlantic Affiliate Services Inc.	Delaware	02-14-2001	41-1996587
NRG Middletown Operations Inc.	Delaware	08-23-1999	41-1950236
NRG Montville Operations Inc.	Delaware	08-23-1999	41-1950237
NRG Nelson Turbines LLC	Delaware	02-19-2002	01-0601096
NRG New Jersey Energy Sales LLC	Delaware	03-22-2002	03-0412726
NRG New Roads Holdings LLC	Delaware	03-07-2000	41-1968966
NRG NM Suntower LLC	Delaware	02-17-2009	26-4322654
NRG North Central Operations Inc.	Delaware	04-20-2001	41-2004025
NRG Northeast Affiliate Services Inc.	Delaware	05-19-1999	41-1940300
NRG Norwalk Harbor Operations Inc.	Delaware	08-23-1999	41-1950238
NRG Operating Services, Inc.	Delaware	10-21-1992	41-1744095
NRG Oswego Harbor Power Operations Inc.	Delaware	04-29-1999	41-1939117
NRG PacGen Inc.	Delaware	10-28-1997	41-1889830
NRG Peaker Finance Company LLC	Delaware	04-01-2002	47-0861187
NRG Power Marketing LLC	Delaware	12-31-2007	41-1910737
NRG Procurement Company LLC	Nevada	09-20-2007	26-1141486
NRG Repowering Holdings LLC	Delaware	12-18-2007	26-1597964
NRG Retail LLC	Delaware	02-24-2009	26-4341161
NRG Rockford Acquisition LLC	Delaware	07-06-2001	41-2011003
NRG Rockford Equipment II LLC	Illinois	09-15-2000	36-4397486
NRG Rockford Equipment LLC	Illinois	02-04-2000	36-4345222
NRG Rockford II LLC	Illinois	09-15-2000	36-4397489
NRG Rockford LLC	Illinois	12-14-1999	36-4344520
NRG Rocky Road LLC	Delaware	10-04-1999	41-1959448
NRG Saguaro Operations Inc.	Delaware	07-16-2001	41-2013262
NRG SanGencisco LLC	Delaware	07-02-2008	26-2932115
NRG Services Corporation	Delaware	06-06-1996	41-1841627
NRG Sherbino LLC	Delaware	08-14-2007	260720440

NRG SimplySmart Solutions LLC	Delaware	12-02-2010	27-4204481
NRG Solar Agua Caliente Holdings LLC	Delaware	03-21-2011	45-0979890
NRG Solar Alpine LLC	Delaware	02-26-2008	26-2398932
NRG Solar Arrowhead LLC	Delaware	05-24-2011	45-2453731
NRG Solar Asset Management LLC	Delaware	03-16-2011	45-0697857
NRG Solar Blythe II LLC	Delaware	05-18-2009	27-2869041
NRG Solar Blythe III LLC	Delaware	05-18-2010	27-2869138
NRG Solar Blythe LLC	Delaware	12-18-2007	27-0579600
NRG Solar Borrego I LLC	Delaware	05-30-2008	26-3268182
NRG Solar Borrego II LLC	Delaware	05-01-2008	26-2535108
NRG Solar Desert Center LLC	Delaware	05-30-2008	26-3268866
NRG Solar Green Valley LLC	Delaware	02-17-2011	27-5061729
NRG Solar Hyder I LLC	Delaware	08-08-2008	26-3268776
NRG Solar Hyder II LLC	Delaware	08-08-2008	26-3268820
NRG Solar Hyder III LLC	Delaware	12-29-2008	27-2869252
NRG Solar Ivanpah LLC	Delaware	03-21-2011	45-0979625
NRG Solar LLC	Delaware	02-17-2009	26-4322315
NRG Solar PV LLC	Delaware	10-08-2009	27-1090637
NRG Solar Roadrunner Holdings LLC	Delaware	03-21-2011	45-0979251
NRG Solar Roadrunner LLC	Delaware	10-14-2008	26-3543476
NRG Solar Sunrise LLC	Delaware	03-16-2011	45-0697696
NRG Solar Ventures LLC	Delaware	04-20-2009	20-8419824
NRG Solar Wharton LLC	Delaware	10-08-2009	27-1090780
NRG South Central Affiliate Services Inc.	Delaware	02-14-2001	41-1996193
NRG South Central Generating LLC	Delaware	01-12-2000	41-1963217
NRG South Central Operations Inc.	Delaware	03-29-2001	41-2002465
NRG South Texas LP	Texas	12-21-2001	30-0083668
NRG South Trent Holdings LLC	Delaware	03-23-2010	27-2207561
NRG Southaven LLC	Delaware	03-10-2008	26-2181801
NRG Sterlington Power LLC	Delaware	11-13-1998	41-1991996
NRG SunCap Leasing I LLC	Delaware	01-19-2011	27-4619483
NRG SunCap LLC	Delaware	01-13-2011	27-4572970
NRG Switchyard Energy LLC	Delaware	11-16-2010	27-3982835
NRG Telogia Power LLC	Delaware	07-18-2001	41-2012520
NRG Texas C&I Supply LLC	Delaware	03-27-2009	26-4555466
NRG Texas Holding Inc.	Delaware	04-27-2009	26-4775586
NRG Texas LLC	Delaware	07-19-2004	20-1504355

NRG Texas Power LLC	Delaware	06-28-2007	34-2019301
NRG Texas Retail LLC	Delaware	09-19-2007	26-1109801
NRG Thermal LLC	Delaware	10-25-1999	41-1956605
NRG Thermal Solar LLC	Delaware	02-17-2009	26-4322407
NRG Victoria I Pty Ltd	Australia	12-10-1996	—
NRG West Coast LLC	Delaware	12-31-2002	41-1942517
NRG West Holdings LLC	Delaware	07-18-2008	26-3042402
NRG West Procurement Company LLC	Delaware	06-02-2010	27-2775919
NRG Western Affiliate Services Inc.	Delaware	08-27-1999	41-1949168
NRG Wind Development Company, LLC	Delaware	07-25-2007	260600506
NRGenerating German Holdings GmbH	Switzerland	05-16-2001	—
NRGenerating International B.V.	Netherlands	07-15-1993	98-0173523......
NRGenerating Luxembourg (No. 1) S.a.r.l.	Luxembourg	08-08-2000	—
NRGenerating Luxembourg (No. 2) S.a.r.l.	Luxembourg	01-01-1111	—
Nuclear Innovation North America Investments LLC	Delaware	02-28-2008	26-2094901
Nuclear Innovation North America LLC	Delaware	02-28-2008	26-2094798
O Brien Cogeneration, Inc. II	Delaware	12-31-1985	23-2414656
ONSITE Energy, Inc.	Oregon	01-22-1986	93-0910742
Oswego Harbor Power LLC	Delaware	03-30-1999	41-1937465
P.T. Dayalistrik Pratama	Indonesia	05-15-1996	41-1854674
Pacific Crockett Holdings, Inc.	Oregon	02-14-1991	93-1050641
Pacific Generation Company	Oregon	08-03-1984	93-0886652
Pacific Generation Holdings Company	Oregon	01-12-1995	93-1191560
Pacific-Mt. Poso Corporation	Oregon	06-08-1987	93-0970468
Pennywise Power LLC	Delaware	10-15-2008	26-3576629
PESD Energy, LLC	Arizona	09-01-2010	—
Petra Nova LLC	Delaware	02-24-2011	27-5174593
Project Finance Fund III, L.P.	Delaware	10-28-1994	04-3277978
RE Retail Receivables, LLC	Delaware	06-12-2002	41-2046596
Reliant Energy Charitable Foundation	Delaware	08-16-2010	27-3283754
Reliant Energy Northeast LLC	Delaware	06-24-2010	32-0314140
Reliant Energy Power Supply, LLC	Delaware	04-17-2006	204823108
Reliant Energy Retail Holdings, LLC	Delaware	08-25-2000	76-0655580
Reliant Energy Retail Services, LLC	Delaware	08-25-2000	76-0655567
Reliant Energy Texas Retail, LLC	Delaware	10-14-2008	26-3576595
RERH Holdings, LLC	Delaware	07-17-2006	205222227
Roadrunner SunTower, LLC	Delaware	10-16-2008	—

Saale Energie GmbH	Germany	11-10-1993	98-0152604
Saale Energie Services GmbH	Germany	12-16-1994	98-0152606
Sachsen Holding B.V.	Netherlands	02-04-1994	98-0173523.......
Saguaro Power Company, a Limited Partnership	California	04-10-1989	33-0365673
Saguaro Power LLC	Delaware	07-16-2001	41-2013654
San Joaquin Valley Energy I, Inc.	California	01-21-1992	77-0314978
San Joaquin Valley Energy IV, Inc.	California	04-29-1992	77-0314979
San Joaquin Valley Energy Partners I, L.P	California	04-30-1992	68-0280124
Sherbino I Wind Farm LLC	Delaware	07-25-2007	—
Solar Partners I, LLC	Delaware	11-02-2006	20-8812461
Solar Partners II, LLC	Delaware	01-04-2007	36-4608152
Solar Partners VIII, LLC	Delaware	04-09-2007	36-4608159
Somerset Operations Inc.	Delaware	11-17-1998	41-1923722
Somerset Power LLC	Delaware	11-17-1998	41-1924606
South Trent Wind LLC	Delaware	08-22-2007	27-3410130
Statoil Energy Power/Pennsylvania, Inc.	Pennsylvania	11-21-1991	23-2669588
Sunshine State Power (No. 2) B.V.	Netherlands	02-24-1994	98-0173523,
Sunshine State Power B.V.	Netherlands	11-11-1993	98-0173523,,
Tacoma Energy Recovery Company	Delaware	06-24-1999	41-1963106
Texas Genco Financing Corp.	Delaware	11-24-2004	27-0110393
Texas Genco GP, LLC	Texas	12-18-2001	75-3013803
Texas Genco Holdings, Inc.	Texas	08-24-2001	76-0695920
Texas Genco LP, LLC	Delaware	12-18-2001	30-0381697
Texas Genco Operating Services, LLC	Delaware	10-07-2004	75-3172707
Texas Genco Services, LP	Texas	11-18-2003	38-3694336
Turners Falls Limited Partnership	Delaware	06-19-1987	36-3530599
USSV Land Company LLC	Delaware	06-10-2010	27-2822986
Vail Energy, LLC	Arizona	03-23-2011	—
Vienna Operations Inc.	Delaware	05-08-2000	41-1973351
Vienna Power LLC	Delaware	05-08-2000	41-1973745
WCP (Generation) Holdings LLC	Delaware	06-17-1999	74-2922374
West Coast Power LLC	Delaware	02-09-1999	36-4301246
Wildcat Energy, LLC	Arizona	04-14-2010	27-3632454